SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  May 18, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)

                                CAM DESIGNS INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                   Delaware                            38-2655325
          ---------------------------           -------------------------
         (State or other jurisdiction                 (IRS Employer
               of incorporation)                   Identification No.)

                                     1-13886
                            ------------------------
                            (Commission File Number)

                                    4 Ash Way
                                    Woolaston
                                 Gloucestershire
                                GL15 6QA, England
--------------------------------------------------------------------------------
               (Address of principal executive offices (zip code))

                             011-44-(0)20 7691 9533

--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

      (a) Pursuant to a Agreement and Plan of Reorganization by and between CAM Designs Inc. and the shareholders of theNETdigest.com, Inc. dated May 18, 2000 (the "Agreement"), CAM Designs, Inc., a Delaware corporation ("CAM Designs" or the "Company") acquired in an exchange of shares all of the capital stock of theNETdigest.com, Inc., a privately held Internet publishing company based in Fort Lauderdale, Florida ("NETdigest") from the shareholders of NETdigest.

Under the Agreement, CAM Designs is issuing 12,250,000 shares of its common stock in exchange for each and every share of common stock of NETdigest. As a consequence of this exchange of shares, NETdigest becomes a wholly-owned subsidiary of CAM Designs.

Prior to the transaction, CAM Designs had 1,700,007 shares of common stock issued and outstanding. Following the transaction, CAM Designs has 13,925,007 shares of common stock issued and outstanding. A copy of the Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      (a) The consideration provided by the parties pursuant to the Agreement was negotiated between CAM Designs and the former NETdigest shareholders. In evaluating the transaction, Cam Designs used criteria such as the value of the assets of NETdigest, NETdigest's ability to compete in its markets and the current and anticipated business operations of NETdigest. Former NETdigest shareholders considered the value of CAM Design's status as a publicly reporting company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements and Proforma Financial Information

            (i) and (ii) As of the date of filing the Current Report on Form 8K, it is impracticable for the Company to provide the financial statements and proforma financial information required by this Item 7. In accordance with the
Item 7 (a) (4) of Form 8K, such financial statements and proforma financial information will be filed by amendment to this Form 8K no later than 60 days after the date hereof.

      (b) The Exhibits to this Report are listed in the Exhibit Index set forth below.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAM DESIGNS INC.


By: /s/ Geoffrey Taylor
    ---------------------------
    Geoffrey Taylor
    President

May 31, 2000

                                  EXHIBIT INDEX

2.1 Agreement and Plan of Reorganization by and between CAM Designs Inc. and the shareholders of theNETdigest.com, Inc. dated May 18, 2000.

2.2. Press Release dated May 23, 2000, announcing the Agreement and Plan of Reorganization by and between CAM Designs Inc. and the shareholders of theNETdigest.com, Inc. dated May 18, 2000.

                      AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization, dated as of May 18, 2000 (the "Agreement") between CAM Designs Inc., a Delaware corporation ("CAM"), and the persons listed in EXHIBIT A hereof (collectively the "Shareholders"), being the owners of record of all of the issued and outstanding capital stock of TheNETdigest.com, Inc., a Florida corporation ("NETDIGEST"), is entered into as of May 18, 2000.

                                    RECITALS

A. TheNETdigest.com, Inc., a Florida corporation ("NETDIGEST"), is a recently formed corporation engaged in the development and commercialization of Internet businesses within the health care industry.

B. The Shareholders own all of the 12,250,000 issued and outstanding shares of Common Stock, par value $0.001 of NETDIGEST giving effect to the private placement of NETDIGEST Common Stock contemplated by NETDIGEST (the "NETDIGEST Stock").

C. The Shareholders have agreed to sell to CAM, and CAM has agreed to purchase, the NETDIGEST Stock from the Shareholders in exchange for shares of CAM common stock, pursuant to the terms and conditions set forth in this Agreement.

D. The Shareholders and CAM intend that the share exchange transaction contemplated by this Agreement qualify as a reorganization within the meaning of
Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

In consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

1. EXCHANGE OF STOCK

(a) The Shareholders agree to transfer to CAM, and CAM agrees to purchase from the Shareholders, all of the Shareholders' rights, title and interest in the NETDIGEST Stock, representing 100% of the issued and outstanding capital stock of NETDIGEST, free and clear of all mortgages, liens, pledges, security interests, restrictions, encumbrances, or adverse claims of any nature.

(b) At the Closing (as defined in Section 2 below), upon surrender by the Shareholders of the certificates evidencing the NETDIGEST Stock duly endorsed for transfer to CAM or accompanied by stock powers executed in blank by the Shareholders, CAM will cause 12,250,000 shares of the common voting stock, par value $0.001 of CAM (the "CAM Stock") to be issued to the Shareholders, in full satisfaction of any right or interest which each Shareholder held in the NETDIGEST Stock.

(c) The CAM Stock will be issued to the Shareholders on a one-for-one basis in accordance with their ownership interest in the NETDIGEST Stock, as set forth on EXHIBIT A. As a result of the exchange of the NETDIGEST Stock in exchange for the CAM Stock, NETDIGEST will become a wholly-owned subsidiary of CAM.

2. CLOSING.

(a) The parties to this Agreement will hold a closing (the "Closing") for the purpose of executing and exchanging all of the documents contemplated by this Agreement and otherwise effecting the transactions contemplated by this Agreement. The Closing will be held as soon as possible but not later than May 17, 2000, at the offices of NETDIGEST, unless another place or time is mutually agreed upon by the parties. All proceedings to be taken and all documents to be executed and exchanged at the Closing will be deemed to have been taken, delivered and executed simultaneously, and no proceeding will be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed. If agreed to by the parties, the Closing may take place through the exchange of documents by fax and/or express courier.

(b) With the exception of any stock certificates which must be in their original form, any copy, fax, e-mail or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, fax, e-mail or other reproduction is a complete reproduction of the entire original writing or transmission or original signature.

3. REPRESENTATIONS AND WARRANTIES OF CAM.

CAM represents and warrants as follows:

(a) CAM is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.

(b) CAM is registered under Section 12(g) of the Securities Exchange Act of 1934. CAM has filed all necessary reports required to be filed as a reporting company and such reports are complete and accurate in all material respects. None of such periodic reports contain any untrue statement of a material fact or omits to state any fact necessary to make any statement therein not material or misleading or necessary to a complete and correct presentation of all material aspects of CAM.

(c) The authorized capital stock of CAM consists of 19,000,000 shares of common stock, $.001 par value per share and 1,000,000 shares of preferred stock $.001 par value per share.

Based on the records of CAM's stock transfer agent, and after giving effect to certain transactions in process, CAM has 1,750,000 shares issued and outstanding effective as of May 1, 2000, on a fully diluted basis. To the knowledge of CAM, all issued and outstanding shares of CAM's common stock are fully paid and non-assessable.

(d) Execution of this Agreement and performance by CAM hereunder has been duly authorized by all requisite corporate action on the part of CAM, and this Agreement constitutes a valid and binding obligation of CAM, and CAM's performance hereunder will not violate any provision of any charter, by-law, indenture, mortgage, lease, or agreement, or any order, judgment, decree, or, to CAM's knowledge any law or regulation, to which any property of CAM is subject or by which CAM is bound.

(e) CAM has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, and will deliver at the Closing a certified copy of resolutions of its board of directors authorizing execution of this Agreement by its officers and performance hereunder.

(f) CAM has provided all financial statements and financial information in its possession as have been requested by the Shareholders.

(g) There is no litigation or proceeding pending, or to the Company's knowledge threatened, against or relating to CAM, its properties or business.

(h) CAM is acquiring the NETDIGEST Stock to be transferred to it under this Agreement for investment and not with a view to the sale or distribution thereof.

4. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS.

The Shareholders, jointly and severally, represent and warrant as follows:

(a) NETDIGEST is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida.

(b) The authorized capital stock of NETDIGEST consists of 50,000,000 shares of common stock, $.001 par value per share and 5,000,000 shares of Preferred Stock, $.001 par value per share. 12,250,000 shares are issued and outstanding giving effect to the private placement of NET DIGEST Common Stock contemplated by NETDIGEST (the "NETDIGEST Stock"). There are no shares of Preferred tock issued and outstanding.

(c) There are no agreements purporting to restrict the transfer of the NETDIGEST Stock, nor any voting agreements, voting trusts or other arrangements restricting or affecting the voting of the NETDIGEST Stock, other than certain lock up agreements that terminate upon the Closing. The NETDIGEST Stock held by the Shareholders are duly and validly issued, fully paid and non-assessable, and issued in full compliance with all federal, state, and local laws, rules and regulations. Other than as set forth in Exhibit B, there are no subscription rights, options, warrants, convertible securities, or other rights (contingent or otherwise) presently outstanding, for the purchase, acquisition, or sale of the capital stock of NETDIGEST, or any securities convertible into or exchangeable for capital stock of NETDIGEST or other securities of NETDIGEST, from or by NETDIGEST.

(d) The Shareholders have full right, power and authority to sell, transfer and deliver the NETDIGEST Stock, and upon delivery of the certificates therefor as contemplated in this Agreement, the Shareholders will transfer to CAM valid and marketable title to the NETDIGEST Stock, including all voting and other rights to the NETDIGEST Stock, free and clear of all pledges, liens, security interests, adverse claims, options, rights of any third party, or other encumbrances. Each of the Shareholders owns and holds that number of NETDIGEST Stock, which are listed opposite their name on Exhibit A attached hereto.

(e) There is no litigation or proceeding pending, or to any Shareholder's knowledge threatened, against or relating to NETDIGEST or to the NETDIGEST Stock.

(f) NETDIGEST is not a party to any material contracts other than those listed in the Financial Statements of NETDIGEST attached hereto as Exhibit B.

(g) NETDIGEST has only the assets and liabilities specified in Exhibit B.

(h) NETDIGEST has filed in correct form all federal, state, and other tax returns of every nature required to be filed by it and has paid all taxes as shown on such returns and all assessments, fees and charges received by it to the extent that such taxes, assessments, fees and charges have become due. NETDIGEST has also paid all taxes which do not require the filing of returns and which are required to be paid by it. To the extent that tax liabilities have accrued, but have not become payable, they have been adequately reflected as liabilities on the books of NETDIGEST.

(i) The current residence address or principal place of business (for any non-individual shareholder) of the NETDIGEST Shareholders is as listed on EXHIBIT A attached hereto.

(j) The NETDIGEST Shareholders have had the opportunity to perform all due diligence investigations of CAM and its business as they have deemed necessary or appropriate and to ask questions of CAM's officers and directors and have received satisfactory answers to all of their questions. The Shareholders have had access to all documents and information about CAM and have reviewed sufficient information to allow them to evaluate the merits and risks of the acquisition of the CAM Stock.

(k) The Shareholders are acquiring the CAM Stock for their own account (and not for the account of others) for investment purposes and not with a view to the distribution thereof. The Shareholders will not sell or otherwise dispose of the CAM Stock without registration under the Securities Act of 1933, as amended, or an exemption therefrom, and the certificate or certificates representing the CAM Stock will contain a legend to the foregoing effect.

(l) The parties acknowledge and agree that the shareholders of NETDIGEST are executing this Agreement to the best of their knowledge and that they shall not be liable for any of the representations and warranties and other conditions of the Agreement, except to the extent that they have actual knowledge and except with respect to their ownership of their shares of capital stock of NETDIGEST.

5. CONDUCT PRIOR TO THE CLOSING.

CAM and the Shareholders covenant that between the date of this Agreement and the Closing as to each of them:

(a) No change will be made in the charter documents, by-laws, or other corporate documents of CAM or NETDIGEST.

(b) CAM and NETDIGEST will each use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and NETDIGEST will not enter into any material commitment except in the ordinary course of business. The Shareholders acknowledge that CAM is currently engaged in a number of acquisition transactions and is pursuing such transactions simultaneously with the transactions contemplated by this Agreement.

(c) None of the Shareholders will sell, transfer, assign, hypothecate, lien, or otherwise dispose or encumber the NETDIGEST Stock owned by them.

6. CONDITIONS TO OBLIGATIONS OF SHAREHOLDERS.

The Shareholder's obligation to complete the transactions contemplated herein is subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by the Shareholders as appropriate:

(a) The representations and warranties of CAM set forth herein will be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

(b) CAM will have performed all covenants required by this Agreement to be performed by it on or before the Closing.

(c) This Agreement will have been approved by the Board of Directors of CAM.

(d) CAM will have delivered to the Shareholders the documents set forth below in form and substance reasonably satisfactory to counsel for the Shareholders, to the effect that:

      (i) CAM is a corporation duly organized, validly existing, and in good standing;

      (ii)  CAM's authorized capital stock is as set forth herein;

      (iii) Certified copies of the resolutions of the board of directors of CAM authorizing the execution of this Agreement and the consummation hereof;

      (iv)  Secretary's certificate of incumbency of the officers of CAM; and

      (vi) Any further document as may be reasonably requested by counsel to the Shareholders in order to substantiate any of the representations or warranties of CAM set forth herein.

(d) There will have occurred no material adverse change in the business, operations or prospects of CAM.

7. CONDITIONS TO OBLIGATIONS OF CAM.

CAM's obligation to complete the transaction contemplated herein will be subject to fulfillment on or before the Closing of each of the following conditions, unless waived in writing by CAM, as appropriate:

(a) The representations and warranties of the Shareholders set forth herein will be true and correct at the Closing as though made at and as of that date, except as affected by transactions contemplated hereby.

(b) The Shareholders will have performed all covenants required by this Agreement to be performed by them on or before the Closing.

(c) The Shareholders will have delivered to CAM the documents set forth below in form and substance reasonably satisfactory to counsel for CAM, to the effect that:

      (i) NETDIGEST is a corporation duly organized, validly existing, and in good standing;

      (ii)  NETDIGEST's authorized capital stock is as set forth herein;

      (iii) Any further document as may be reasonably requested by counsel to CAM in order to substantiate any of the representations or warranties of the Shareholders set forth herein.

(d) There will have occurred no material adverse change in the business, operations or prospects of NETDIGEST.

8. ADDITIONAL COVENANTS.

(a) Between the date of this Agreement and the Closing, the Shareholders, with respect to NETDIGEST, and CAM, with respect to itself, will, and will cause their respective representatives to,

      (i) afford the other party and its representatives access to their personnel, properties, contracts, books and records, and other documents and data, as reasonably requested by the other party;

      (ii) furnish the other party and its representatives with copies of all such contracts, books and records, and other existing documents and data as the other may reasonably request in connection with the transaction contemplated by this Agreement; and

      (iii) furnish the other party and its representatives with such additional financial, operating, and other data and information as the other may reasonably request. The Shareholders will cause NETDIGEST to, and CAM will provide the Shareholders, with complete copies of all material contracts and other relevant information on a timely basis in order to keep the other party fully informed of the status of their respective business and operations.

(b) CAM will procure that London Manhattan Limited, Inc., as consultants to CAM, will deposit into escrow with Steven Adelstein, for a 15-month period, 25,000 shares of CAM common stock to assure the accuracy of the representations by CAM.

(c) CAM and the Shareholders will cooperate with each other in the preparation of a Form 8-K to be filed with the SEC describing the transaction contemplated by this Agreement and such other items as are required by the SEC rules and regulations.

(d) The Shareholders will deliver NETDIGEST's corporate books and records, including all records relating to NETDIGEST's financial statements, to CAM at Closing.

(e) The parties agree that they will not make, and the Shareholders will not permit NETDIGEST to make, any public announcements relating to this Agreement or the transactions contemplated herein without the prior written consent of the other party, except as may be required upon the written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their consent to such announcement.

(f) All shareholders irrevocably issue, by their signature to this Agreement, their power of attorney for all rights title and interest to Steven Adelstein, President, NETDIGEST, to sign and execute all required documentation to close this transaction on or before May 31, 2000.

9. TERMINATION.

This Agreement may be terminated (i) by mutual consent in writing; (ii) by either the Shareholders or CAM if there has been a material misrepresentation or material breach of any warranty or covenant by any other party that is not cured by May 17, 2000; or (3) by any of the Shareholders or CAM if the Closing has not taken place within eight days following execution of this Agreement, unless adjourned to a later date by mutual consent in writing.

10. EXPENSES.

Whether or not the Closing is consummated, each of the parties will pay all of his, her, or its own legal and accounting fees and other expenses incurred in the preparation of this Agreement and the performance of the terms and provisions of this Agreement.

11. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

The representations and warranties of the Shareholders and CAM set out in this Agreement will survive the Closing for a period of one year.

12 WAIVER.

Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

13. BROKERS.

Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

14. NOTICES.

All notices and other communications under this Agreement must be in writing and will be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

(i)   If to CAM, to:

      CAM Designs Inc.,
      4 Ash Way,
      Woolaston,

      Gloucestershire GL15 6QA,
      UK.

(ii)  If to the Shareholders, to

      TheNETdigest.com, Inc
      4950 West Prospect Road
      Fort Lauderdale
      FL 33309

(iii) If to NETDIGEST, to

      TheNETdigest.com, Inc
      4950 West Prospect Road
      Fort Lauderdale
      FL 33309

15. GENERAL PROVISIONS.

(a) This Agreement will be governed by and under the laws of the State of Delaware, USA without giving effect to conflicts of law principles. If any provision hereof is found invalid or unenforceable, that part will be amended to achieve as nearly as possible the same effect as the original provision and the remainder of this Agreement will remain in full force and effect.

(b) Any dispute arising under or in any way related to this Agreement will be submitted to binding arbitration before a single arbitrator by the American Arbitration Association in accordance with the Association's commercial rules then in effect. The arbitration will be conducted in the State of New York. The decision of the arbitrator will set forth in reasonable detail the basis for the decision and will be binding on the parties. The arbitration award may be confirmed by any court of competent jurisdiction.

(c) In any adverse action, the parties will restrict themselves to claims for compensatory damages and/or securities issued or to be issued and no claims will be made by any party or affiliate for lost profits, punitive or multiple damages.

(d) This Agreement constitutes the entire agreement and final understanding of the parties with respect to the subject matter hereof and supersedes and terminates all prior and/or contemporaneous understandings and/or discussions between the parties, whether written or verbal, express or implied, relating in any way to the subject matter hereof. This agreement may not be altered, amended, modified or otherwise changed in any way except by a written agreement, signed by both parties.

(e) This Agreement will inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party will be void.

(f) The parties agree to take any further actions and to execute any further documents that may from time to time be necessary or appropriate to carry out the purposes of this Agreement. The Shareholders specifically agree to provide reasonable assistance to CAM in connection with CAM including NETDIGEST in its consolidated financial statements.

(g) The headings of the Sections, paragraphs and subparagraphs of this Agreement are solely for convenience of reference and will not limit or otherwise affect the meaning of any of the terms or provisions of this Agreement. The references in this Agreement to Sections, unless otherwise indicated, are references to sections of this Agreement.

(h) This Agreement may be executed in counterparts, each one of which will constitute an original and all of which taken together will constitute one document. This Agreement may be executed by delivery of a signed signature page by fax to the other parties hereto and such fax execution and delivery will be valid in all respects.

TWO SIGNATURE PAGES FOLLOW

EXECUTED:

For and on behalf of CAM Designs Inc.   For and on behalf of
                                        TheNETdigest.com, Inc.

/s/ Geoffrey Taylor                     /s/ Steven Adelstein
-------------------------               -------------------------
Geoffrey Taylor, President              Steven Adelstein, President

By The Shareholders of TheNETdigest.com, Inc.

LIST INDIVIDUALLY

--------------------------------------------------------------------------------
New Castle Holdings LTD                          /s/ [ILLEGIBLE]
--------------------------------------------------------------------------------
Steven Adelstein                                 /s/ Steven Adelstein
--------------------------------------------------------------------------------
The Storfer Family Trust                         /s/ [ILLEGIBLE]
--------------------------------------------------------------------------------
Tammi Adelstein-Shnider                          /s/ Tammi Adelstein-Shnider
--------------------------------------------------------------------------------
Todd Adelstein                                   /s/ Todd Adelstein
--------------------------------------------------------------------------------
Stuart Adelstein                                 /s/ Stuart Adelstein
--------------------------------------------------------------------------------
Phillip Adelstein                                /s/ Phillip Adelstein
--------------------------------------------------------------------------------
Gus Guilbert, Jr.                                /s/ Gus Guilbert, Jr.
--------------------------------------------------------------------------------
Uptown Studios & Production Centre, Inc.         /s/ Gus Guilbert, Jr.- Pres.
--------------------------------------------------------------------------------
Mike Greene                                      /s/ Mike Greene
--------------------------------------------------------------------------------
James Purpuro                                    /s/ James Purpuro
--------------------------------------------------------------------------------
Howard Storfer                                   /s/ Howard Storfer
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Eric Jacobs                                      /s/ Eric Jacobs
--------------------------------------------------------------------------------
Herbert Zimmerman                                /s/ Herbert Zimmerman
--------------------------------------------------------------------------------
Tenor Guilbert                                   /s/ Tenor Guilbert
--------------------------------------------------------------------------------
Robert Hussey                                    /s/ Robert Hussey
--------------------------------------------------------------------------------
West Tropical Investments Corp.                  /s/ Steven Adelstein, President
--------------------------------------------------------------------------------
AUW, Inc.                                        /s/ Steven Adelstein, President
--------------------------------------------------------------------------------
Eric Jacobs                                      /s/ Eric Jacobs
--------------------------------------------------------------------------------
West Tropical Investments Corp.                  /s/ Steven Adelstein, President
--------------------------------------------------------------------------------
Larry Briley                                     /s/ Larry Briley
--------------------------------------------------------------------------------
Atlas Pearlman P.A.
--------------------------------------------------------------------------------
Kathy Derrick                                    /s/ Kathy Derrick
--------------------------------------------------------------------------------
Cory Goldberg                                    /s/ Cory Goldberg
--------------------------------------------------------------------------------
Adam Wasserman                                   /s/ Adam Wasserman
--------------------------------------------------------------------------------
West Tropical Investments Corp.                  /s/ Steven Adelstein, President
--------------------------------------------------------------------------------

                                    EXHIBIT A

                       SCHEDULE OF NETDIGEST SHAREHOLDERS

                 Beneficial Owner                          Shares          % Share
------------------------------------------------------   ----------      -----------
New Castle Holdings LTD                                   2,666,667            21.8%
Steven Adelstein                                          1,440,000            11.8%
The Storfer Family Trust                                  1,333,333            10.9%
Tammi Adelstein-Shnider                                     960,000             7.8%
Todd Adelstein                                              960,000             7.8%
                                                         ----------      ----------
Sub-Total                                                 7,360,000            60.1%

Others
Stuart Adelstein                                            166,667             1.4%
Phillip Adelstein                                           166,667             1.4%
Gus Guilbert, Jr                                            166,667             1.4%
Uptown Studios & Production Centre, Inc.                    100,000             0.8%
Mike Greene                                                 100,000             0.8%
James Purpuro                                               100,000             0.8%
Howard Storfer                                              100,000             0.8%
Eric Jacobs                                                  30,000             0.2%
Herbert Zimmerman                                            30,000             0.2%
Tenor Guilbert                                               30,000             0.2%
Robert Hussey                                                16,667             0.1%
West Tropical Investments Corp.                              16,666             0.1%
                                                         ----------      ----------
Sub-Total                                                 1,023,334             8.4%

Equity Funding
AUW, Inc.                                                 2,125,000            17.3%
                                                         ----------      ----------
Sub-Total                                                 2,125,000            17.3%

Consultants
Eric Jacobs                                                  75,000             0.6%
West Tropical Investments Corp.                              66,667             0.5%
Larry Briley                                                 41,667             0.3%
Atlas Pearlman P.A                                           25,000             0.2%
Kathy Derrick                                                20,833             0.2%
Cory Goldberg                                                20,833             0.2%
Adam Wasserman                                               20,833             0.2%
West Tropical Investments Corp.                              12,500             0.1%
                                                         ----------      ----------
Sub-Total                                                   283,333             2.3%

Total Initial Common Shares                              10,791,667            88.1%
                                                         ----------      ----------

506 Private Placement                                     1,458,333            11.9%
                                                         ----------      ----------

Total Outstanding Common Shares                          12,250,000          100.00%
                                                         ==========      ==========

                                    EXHIBIT B

                             THENETDIGEST.COM, INC.

                              FINANCIAL STATEMENTS

                For the Period from Inception (January 21, 2000)
                                to April 30, 2000

                                    CONTENTS

       Financial Statements:

       Notes to Financial Statements.................................v - vii

           Balance Sheet................................................viii

           Statement of Operations........................................ix

           Statement of Changes in Stockholders' Deficit...................x

           Statement of Cash Flows........................................xi

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                                   The Company

TheNETdigest.com, Inc. (the Company) was formed in January 2000 and is engaged in the development and operation of websites that are focused on a specific and highly researched subject matter including, but not limited to, diabetes, cancer, arthritis and more. The Company has in excess of fifty (50) Internet domain names registered.

The Company's principal offices are located in Fort Lauderdale, Florida.

                   Fair Market Value of Financial Instruments

The carrying amount reported in the balance sheet for accounts payable and accrued liabilities approximates fair market value due to the immediate or short-term maturity of these financial instruments.

                                Capitalized Costs

The Company generally capitalizes all costs incurred to develop each web site. Such costs include the actual direct costs of production and domain name registration. These costs will be amortized at such time the each specific website is operational over a sixty (60) month period.

It is the Company's policy to write off capitalized costs associated with the websites if, in management's opinion, the capitalized costs are in excess of net realizable value.

                                  Income Taxes

The Company utilizes the asset and liability method of accounting for deferred income taxes. Under this method, deferred tax assets and liabilities are established based on the differences between financial statement and income tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

The Company provides a valuation allowance against deferred tax assets if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

                                Use of Estimates

Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates and assumptions.

                              Loss per Common Share

Basic earnings per share are computed by dividing net loss by weighted average number of shares of common stock outstanding during each period. Diluted loss per share is computed by dividing net loss by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during each period. Diluted loss per common share is not presented because it is anti-dilutive.

                            Stock-Based Compensation

The Company uses SFAS No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant. Alternatively, SFAS No. 123 also allows entities to continue to apply the provisions of APB Opinion No. 25 and provide pro forma net income and pro forma earnings per share disclosures for employee stock option grants as if the fair-value-based method defined in SFAS No. 123 has been applied. The Company has elected to continue to apply the provisions of APB Opinion No. 25 and provide the pro forma disclosure provisions of SFAS No. 123.

                              Recent Pronouncements

In December 1999, the SEC issued Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements, ("SAB 101""). SAB 101 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists, (2) delivery has occurred or services have been rendered, (3) the fee is fixed and determinable, and (4) collectibility is reasonably assured. The Company is required to comply with SAB 101 transactions entered into on or after February 1, 2000, but does not expect it to have a material impact on the Company's consolidated financial position or results of operation.

NOTE 2 - CAPITALIZED COSTS

Capitalized costs consisted of the following:

        Websites in process                                               39,650
        Domain name registration                                           6,187
                                                                         -------

                                                                         $45,837
                                                                         =======

                       NOTE 3 - RELATED PARTY TRANSACTIONS

A company/shareholder of the Company advanced funds to Company for operations. These amounts are non-interest bearing, non-collateralized, and are payable on demand. As of April 30, 2000, amounts due to this related company amounted to $7,823.

                          NOTE 4 - STOCKHOLDERS' EQUITY

                                  Common Stock

On January 21, 2000, the Company issued 8,383,334 shares of its $.001 par value common shares for $8,383. As of April 30, 2000, the Company had a subscription receivable amounting to $8,383 related to these shares.

On February 29, 2000, the Company issued 2,125,000 shares of common stock at a price of $0.025 per share in for net proceeds of $53,125 to be used for the operations of the Company.

On February 29, 2000, the Company issued 283,333 shares of common stock for professional services rendered. These shares were valued at $.025 per share, the approximate fair values, and charged to operations.

                                 Preferred Stock

The Company authorized the board of directors, without stockholder approval, to issue up to 5,000,000 shares of preferred stock, par value $.001 per share, to establish one or more series of preferred stock and to determine, with respect to each of these series, their preferences, voting rights and other terms. As of April 30, 2000, no shares of preferred stock were outstanding.

                              NOTE 5 - COMMITMENTS

                                 Operating Lease

The Company leases office and production space in Fort Lauderdale, Florida, pursuant to an operating lease. The lease generally provides for fixed monthly rental payments of approximately $1,500 through December 2001. For the period from inception (January 21, 2000) to April 30, 2000, rent expense amounted to $6,000.

At April 30, 2000, the future minimum annual rental payments under the non-cancelable operating lease is as follows:

           Year
           ----
           2001                   $18,000
           2002                    12,000
                                  -------

                                  $30,000
                                  =======

                            NOTE 6 - SUBSEQUENT EVENT

                                    Warrants

On May 1, 2000, the Company granted warrants to three directors to acquire an aggregate of 360,000 restricted shares of common stock at an exercise price of $.75 per share. . The options become exercisable in three annual installments of 120,000 shares beginning on May 1, 2000, and expire on April 30, 2006.

                             THENETDIGEST.COM, INC.

                              FINANCIAL STATEMENTS

       For the Period from Inception (January 21, 2000) to April 30, 2000

                             THENETDIGEST.COM, INC.
                                  BALANCE SHEET
                                 April 30, 2000
                                   (Unaudited)

                                     ASSETS

CAPITALIZED COSTS                                                                          $ 45,837
                                                                                           --------

        Total Assets                                                                       $ 45,837
                                                                                           ========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
    Accounts Payable and Accrued Expenses                                                  $ 55,216
    Due to Related Party                                                                      7,823
                                                                                           --------

        Total Current Liabilities                                                            63,039
                                                                                           --------
STOCKHOLDERS' DEFICIT
    Preferred Stock ($.001 Par Value; 5,000,000 Shares Authorized)
          No Shares Issued and Outstanding )                                                     --
    Common Stock ($.001 Par Value; 50,000,000 Shares Authorized;
        10,791,667 Shares Issued and Outstanding)                                            10,791
    Additional Paid-in Capital                                                               57,800
    Accumulated Deficit                                                                     (77,410)
    Less: Subscription Receivable                                                            (8,383)
                                                                                           --------

        Total Stockholders' Deficit                                                         (17,202)
                                                                                           --------

        Total Liabilities and Stockholders' Deficit                                        $ 45,837
                                                                                           ========

                             THENETDIGEST.COM, INC.
                             STATEMENT OF OPERATIONS
       For the Period from Inception (January 21, 2000) to April 30, 2000
                                   (Unaudited)

REVENUES                                                            $        --
                                                                    -----------

OPERATING EXPENSES:
    Rent and Utilities                                                    6,000
    Printing                                                              1,527
    Marketing                                                            22,856
    Travel and Entertainment                                              1,373
    Internet Connections                                                  1,417
    Website Maintenance                                                  24,000
    Professional Fees                                                    20,237
                                                                    -----------

        Total Operating Expenses                                         77,410
                                                                    -----------

LOSS FROM OPERATIONS                                                    (77,410)

PROVISION FOR INCOME TAXES                                                   --
                                                                    -----------

NET LOSS                                                            $   (77,410)
                                                                    ===========

BASIC AND DILUTED:
      Net Loss Per Common Share:                                    $     (0.01)
                                                                    ===========

      Weighted Common Shares Outstanding                              7,269,140
                                                                    ===========

                              THENETDIGEST.COM, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
       For the Period from Inception (January 21, 2000) to April 30, 2000
                                   (Unaudited)

                      PREFERRED STOCK $.001                                 ADDITIONAL                                    TOTAL
                              Par               COMMON STOCK $.001 Par       PAID-IN     ACCUMULATED  SUBSCRIPTIONS    STOCKHOLDERS'
                       Shares       Amount       Shares        Amount        CAPITAL       DEFICIT      RECEIVABLE        DEFICIT
                    -----------  -----------   -----------   -----------   -----------   -----------    -----------    -----------
Balance at
Inception
(January 21, 2000)           --  $        --   $        --            --   $        --   $        --    $        --    $        --

Shares Issued
to Shareholders
at Inception                 --           --     8,383,334         8,383            --            --         (8,383)            --

Shares Issued
in Exchange
for Services                 --           --       283,333           283         6,800            --             --          7,083

Share Issued in
Connection with
Private Placement            --           --     2,125,000         2,125        51,000            --             --         53,125

Net Loss for the
Period from
Inception (January
21, 2000) to
April 30, 2000               --           --            --            --            --       (77,410)            --        (77,410)
                    -----------  -----------   -----------   -----------   -----------   -----------    -----------    -----------
Balance at
April 30, 2000               --  $        --   $10,791,667        10,791   $    57,800   $   (77,410)   $    (8,383)   $   (17,202)
                    ===========  ===========   ===========   ===========   ===========   ===========    ===========    ===========

                             THENETDIGEST.COM, INC.
                             STATEMENT OF CASH FLOWS
       For the Period from Inception (January 21, 2000) to April 30, 2000
                                   (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
    Net Loss                                                           $(77,410)

    Adjustments to Reconcile Net Loss to Net Cash Flows
        Used in Operating Activities:
           Stock Issued for Services                                      7,083

           Increase (Decrease) in:
              Accounts Payable and Accrued Expenses                      55,216
              Due to Related Party                                        7,823
                                                                       --------

Net Cash Flows Used in Operating Activities                              (7,288)
                                                                       --------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Increase in Capitalized Costs                                       (45,837)
                                                                       --------

Net Cash Flows Used in Investing Activities                             (45,837)
                                                                       --------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from Capital Contributions                                  53,125
                                                                       --------

Net Cash Flows Provided by Financing Activities                          53,125
                                                                       --------

Net Increase (Decrease) in Cash                                              --

Cash - Beginning of Period                                                   --
                                                                       --------

Cash - End of Period                                                   $     --
                                                                       ========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the year for:
   Interest                                                            $     --
                                                                       ========
   Income Taxes                                                        $     --
                                                                       ========

CAM Designs Inc. acquires theNETdigest.com, Inc.

NEW YORK -- (BUSINESS WIRE) -- May 23, 2000

CAM Designs Inc. (NQBEQS "Pink Sheets": FRTX) announced today its acquisition in an exchange of shares of all of the capital stock of theNETdigest.com, Inc. theNETdigest.com, Inc., a privately held Internet publishing company based in Fort Lauderdale, Florida and Cam Designs Inc. will leverage their combined strengths to produce premium health and lifestyle related informational sites on the Internet.

Geoffrey Taylor, President, CAM Designs Inc., stated: "We have reviewed several Internet potentials and felt what theNETdigest.com, Inc., is accomplishing is both revolutionary and exciting and should be beneficial to our stockholders."

theNETdigest.com, Inc. (www.thenetdigest.com), a quality Internet publishing company, is developing the parent site to in excess of fifty (50) web domain sites. theNETdigest.com, Inc. intends meticulously to develop and maintain state-of-the-art informational web sites for the end users on an impressive variety of subject matter. Its goal is to provide totally comprehensive sites updated daily for the most cutting-edge information and news articles. Each web site will have a specific, highly researched subject matter and will be geared toward supplying its users what they need in one convenient, user-friendly arena. All sites developed will be supported by conventional advertising, including radio and broadcast.

The first focused, in-depth web site currently under construction is theDIABETICdigest.com. Research has demonstrated a strong market need for a concentration of information on this serious disease. This site will offer an Editorial Board consisting of prominent professionals in the industry, news articles added daily as well as an archive of articles, up-to-date product information, a healthcare database, and a shopping area. Each article will by summarized by a brief paragraph explaining its content. With a glossary, bulletin board and chatroom, this site will provide all the resources and feedback diabetics and their families and friends need, in one web site. The content is reputable, current and entertaining, presented in an easy to understand language. This site will feature a large section devoted specifically to Juvenile Diabetes, with the newest information on research and activities for the parents and physicians of children with diabetes. TheDiabeticdigest.com will be represented by spokesperson Michelle McGann, a professional golfer on the LPGA. Michelle was diagnosed as a diabetic at the age of 13 and is a role model for many younger diabetics.

TheDIABETICdigest.com will also include a complete section for children called the KidZone. Focusing on the needs and concerns of children afflicted with diabetes, this section will contain most of the information of our main site, but written in a language children can easily understand. It will contain its own glossary and articles and feature a chatroom for kids with diabetes to interact with each other. Bold bright graphics and pictures and fun news items will entertain the children as they learn to take better care of themselves. The section will soon feature its own original animated theater-quality movie short.

Plans are underway to introduce theDiabeticdigest.com in mid-July in the year 2000. Other web domains being acquired by theNETdigest.com, Inc. include seventeen (17) health digests and thirty-five (35) general lifestyle digests. Future web sites currently in pre-production include one health digest and one lifestyle digest. Each web site will be developed within the strict quality guidelines of theNETdigest.com, Inc. and will include exercise videos and a complete section for children.

theNETdigest.com, Inc. will operate from Uptown Studios in Fort Lauderdale, Florida, a 16,000 square foot full service production facility complete with professional broadcast quality video and audio services. Uptown Studios will offer its state-of-the-art facilities and support to theNETdigest.com, Inc. and its intellectual properties.

Dr. Howard Storfer, Co-Founder and Director of theNETdigest.com, Inc, stated:
"Being a publicly held company was always one of our immediate business goals and this alliance accelerates our business plan by 18 months. We are very excited about this partnership and are planning to utilize our combined strengths and knowledge to their fullest potential."

Under the Agreement and Plan of Reorganization between CAM Designs Inc. and theNETdigest.com, Inc. CAM Designs Inc. is issuing 12,250,000 shares of its common stock in exchange for each and every share of common stock of theNETdigest.com, Inc. As a consequence of this exchange of shares, theNETdigest.com, Inc. becomes a wholly-owned subsidiary of CAM Designs Inc. Cam Designs Inc. plans promptly to file with the State of Delaware to change its name to theNETdigest.com, Inc. and take steps to reinstitute its former OTC Bulletin Board listing.

This release contains forward-looking statements regarding potential future events and developments affecting the business of CAM Designs, Inc. and theNETdigest.com, Inc. These forward-looking statements involve unknown risks and uncertainties including, but not limited to, changes in technology, ability to launch web sites on time, intensive competition, general economic conditions and other factors not under the control of CAM Designs, Inc. or theNETdigest.com, Inc., which may cause actual results, performance or achievements of the companies to be materially different from the future results, performance, achievements or other expectations expressed or implied by these forward-looking statements.

FOR CONTACT INFORMATION
LONDON MANHATTAN LIMITED
TEL/FAX: (212) 656 1129
EMAIL:   LondonManhattan@aol.com